EXHIBIT 99.1
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                             FLAMEMASTER CORPORATION
              11120 SHERMAN WAY, SUN VALLEY, CALIFORNIA 91352-4949

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                             P R E S S R E L E A S E
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FOR IMMEDIATE RELEASE:
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May 26, 2005

Contact:          Joseph Mazin, President & CEO
Telephone:        (818) 982-1650
Fax:              (818) 765-5603
Web Site:         http://www,flamemaster.com
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                  E-mail: releases@flamemaster.com
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             FLAMEMASTER CORPORATION FILES FORM 15 TO DEREGISTER ITS
            COMMON STOCK WITH THE SECURITIES AND EXCHANGE COMMISSION

       COMPANY AND THE BEST GROUP TERMINATE CONTEMPLATED MERGER AGREEMENT

Sun Valley, CA May 26, 2005. Flamemaster Corporation (Pink Sheets "FAME") announced today that it has filed A Certification and notice on Form 15 with the SEC today in order to terminate registration of it's common stock and suspend the filing of current and periodic reports with the SEC. The Company expects the deregistration to become effective in 90 days after the filing with the SEC.

"After careful consideration, our Board of Directors decided to take this action because we believe that the disadvantages of continuing as a fully reporting public company far outweigh the advantages", stated Joseph Mazin, the Company's CEO.

Some of the reasons in reaching this decision were the substantial increase in costs and expenses that the Company would have to incur. Particularly in complying with the Sarbanes-Oxley Act of 2002, especially with Section 404 of that act. Additionally, the ongoing costs and expenses, both direct and indirect associated with the preparation of filing the Company's periodic reports with the SEC, and the need to use available resources in its business rather than to comply with regulatory requirements of being registered. In addition to the significant time and cost savings resulting from deregistration, this action is intended to allow the Company's management to focus its attention on Flamemaster's core business.

As previously announced in a press release dated May 13, 2005, Flamemaster and The Best Group rescinded the acquisition of Best by Flamemaster and the issuance of non-voting convertible preferred. The Company and Best have also terminated discussions and intent to enter into a revised agreement.

"Safe-Harbor" Statement Under the Private Securities Litigation Reform Act of
1995

WRITTEN AND ORAL STATEMENTS MADE BY THE COMPANY THAT ARE NOT HISTORIC IN NATURE ARE "FORWARD-LOOKING STATEMENTS" AS DEFINED UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING STATEMENTS MADE IN THIS NEWS RELEASE AND IN FILINGS WITH SECURITIES AND EXCHANGE COMMISSION. GENERALLY, THE WORDS "BELIEVE," "EXPECT," "HOPE," "INTEND," "ESTIMATE," "ANTICIPATE," "PLAN," "WILL," "PROJECT," AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. ALL STATEMENTS WHICH ADDRESS OPERATING PERFORMANCE, EVENTS, DEVELOPMENTS OR STRATEGIES THAT THE COMPANY EXPECTS OR ANTICIPATES IN THE FUTURE ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS OR EVENTS TO DIFFER MATERIALLY FROM THE COMPANY'S PAST EXPERIENCE OR CURRENT EXPECTATIONS. THE RISKS AND UNCERTAINTIES THAT MAY IMPACT FORWARD-LOOKING STATEMENTS INCLUDE THE FOLLOWING:
THE OUTCOME OF THE COMPANY'S NOTIFICATION OF TERMINATION OF REGISTRATION UNDER THE EXCHANGE ACT, UNCERTAINTY WHETHER TRADING IN THE COMPANY'S COMMON STOCK WILL CONTINUE ON THE PINK SHEETS OR ANY OTHER FORUM AFTER DELISTING AND DEREGISTRATION, WHETHER THE COMPANY WILL REALIZE SIGNIFICANT SAVINGS FROM THE TERMINATION OF PUBLIC REPORTING OR SUCCESSFULLY RE-ALLOCATE MANAGEMENT RESOURCES, AND THE OTHER FACTORS DISCUSSED IN THE COMPANY'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE ADMINISTRATION.